UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – February 24, 2022

Plains GP Holdings, L.P.

(Exact name of registrant as specified in its charter)

delaware (State or other jurisdiction of incorporation)	1-36132 (Commission File Number)	90-1005472 (IRS Employer Identification No.)

333 Clay Street, Suite 1600, Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

713-646-4100

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Shares	PAGP	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment of Certain Long-Term Incentive Awards

On February 24, 2022, the board of directors of PAA GP Holdings LLC, the general partner of Plains GP Holdings, L.P. (the “Partnership” or “PAGP”), upon the recommendation of the Compensation Committee, approved amendments to the performance-based portion of certain outstanding long-term incentive awards held by Jeremy Goebel and Chris Chandler, both of whom were identified as Named Executive Officers (“NEOs”) in our most recent proxy statement, which was filed with the Securities and Exchange Commission on April 12, 2021 (the “2021 Proxy Statement”). The amended awards were originally granted in November 2019 (the “2019 Special Grants”) and the basic terms were as follows:

(i)	50% of the award (250,000 phantom units for each of Messrs. Goebel and Chandler) would vest on the August 2026 distribution date (the “time-based portion”);

(ii)	25% of the award (125,000 phantom units for each of Messrs. Goebel and Chandler) would vest on the later of the August 2026 distribution date and the first distribution date following the achievement by Plains All American Pipeline, L.P. (“PAA”) of distributable cash flow (“DCF”) per common unit equivalent (“CUE”) of $2.80 on a trailing four quarter basis;

(iii)	25% of the award (125,000 phantom units for each of Messrs. Goebel and Chandler) would vest on the later of the August 2026 distribution date and the first distribution date following PAA’s achievement of DCF per CUE of $3.15 on a trailing four quarter basis (together with (ii) above, the “performance-based portion”).

The vesting thresholds for the performance-based portion of the awards (a total of 250,000 phantom units for each of Messrs. Goebel and Chandler) were based on PAA’s pre-pandemic outlook for its business. The pandemic “reset” the North American production outlook, which in turn fundamentally changed the key forecasts and outlook upon which such performance metrics were based. As a result, the Board was of the view that the retentive and incentive benefit of the performance-based portion of the 2019 Special Grants had effectively been eliminated. Given the Board’s view that Messrs. Goebel and Chandler are critical to the future leadership of the company and taking into account feedback received from various investors, the Board concluded that it would be appropriate to reestablish an appropriate amount of retentive and incentive value for these grants, but to do so in a manner that further aligns the interests of these executive officers with the interests of our equity holders. In order to strike this balance, the Board approved an amendment to the performance-based portion of the 2019 Special Awards that replaces the original DCF/CUE targets with a relative total shareholder return (“TSR”) metric. The key features of the TSR metric included in the amended awards are as follows:

•	Vesting of the performance-based portion of the awards will be based on the TSR ranking of PAA relative to a designated comparator group over a designated period of time;

•	The designated performance measurement period will be January 1, 2022 through June 30, 2026, an approximate four and one-half year period with an end date that represents the quarter-end date closest in time to the vesting date for the time-based portion of the original grants;

•	The comparator group will be the same comparator group that was used for the TSR metric included in the regular annual equity grants issued by PAA to its NEOs in August 2021, which includes 14 midstream peers, the S&P 500 index, the AMNA index and PAA (see the 2021 Proxy Statement for a complete list of comparator group members); and

•	Payout will be based on the numeric ranking of PAA’s TSR over the designated performance period relative to the TSR for the various members of the comparator group, with payout capped at 100% (a performance ranking at the midpoint or in the top half of the comparator group will pay out at 100% and performance in the bottom half will be scaled from 100% payout down to 0% payout).

Unvested DERs associated with the 2019 Special Grants and tied to the achievement of DCF/CUE targets will accrue beginning on January 1, 2022 and will be paid in cash in a lump sum on the August 2026 distribution date with respect to the number of phantom units, if any, that vest on such date.

For more information regarding compensation of our Named Executive Officers and our equity compensation plans, please see our 2021 Proxy Statement.

Item 7.01.	Regulation FD Disclosure

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such a filing.

Representatives from PAA and PAGP intend to meet with investors and members of the financial community at the Barclays Select Series: Midstream & Clean Infrastructure Corporate Access Days event to be held from March 1-2, 2022 and also at the Barclays Investment Grade Energy & Pipeline Corporate Days event to be held on March 2, 2022. In conjunction with these events, Plains intends to publish to its website an updated investor presentation that will cover topics including an industry overview, PAA’s commercial and operating activities, financial positioning, forward outlook and other related matters. The presentation materials will be made available for viewing on Tuesday, March 1, 2022, at www.plains.com under the “News & Events — Investor Presentations” portion of the Investor Relations section of the website. Neither PAA nor PAGP undertake to update the information as posted on their websites; however, they may post additional information included in future press releases, Forms 8-K, and periodic Exchange Act reports.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS GP HOLDINGS, L.P.

Date: February 28, 2022	By: PAA GP Holdings LLC, its general partner

	By:	/s/ Richard McGee
		Name:	Richard McGee
		Title:	Executive Vice President